Midway requests authorization to sell 100% of Spring Valley

DENVER, CO – October 16, 2015 – Midway Gold Corp.’s subsidiary, Midway Gold US Inc. (the “Company” or “Midway”), has filed a complaint in United States Bankruptcy Court for the District of Colorado (the “Court”), where it filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015, seeking authority under Section 363(h) of the Bankruptcy Code to sell 100% of the assets of a joint venture known as Spring Valley located in Pershing County, Nevada.  Midway’s partner in the joint venture is Barrick Gold Exploration, Inc. (“Barrick”).  Midway is requesting the Court to authorize Midway to sell the entire Spring Valley property on behalf of both Barrick and Midway, as well as enjoining Barrick from pursuing an independent sale of its ownership interest in the joint venture.  Midway believes that such a sale provides the best path to maximize the value of its interest in Spring Valley.

Additional information and other materials related to the restructuring, including documents filed with the Court regarding the matters referenced above, are available at http://dm.epiq11.com/MidwayGold.

This press release contains forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and include, but are not limited to, statements about potential outcomes in the Chapter 11 case filed in the United States Bankruptcy Court for the District of Colorado, whether relief requested under Section 363(h) of the Bankruptcy Codes will be granted, whether the Company will be successful in enjoining Barrick from pursuing an independent sale of its interest in Spring Valley, likelihood that 363(h) sale process will maximize the value of Midway’s interest Spring Valley and other statements, estimates and expectations. Forward-looking statements are typically identified by words such as: “plan", "expect", "anticipate", "intend", "estimate", “budgeted” and similar expressions or the negative of such expressions or which by their nature refer to future events. The forward-looking statements in this press release are subject to various risks, uncertainties and other factors that could cause the Company's actual results or achievements to differ materially from those expressed in or implied by forward looking statements. These risks, uncertainties and other factors include, without limitation, risks related to the timing and completion of the Company's intended work plans, risks related to fluctuations in gold prices; uncertainties related to raising sufficient financing to fund the planned work in a timely manner and on acceptable terms; changes in planned work resulting from weather, logistical, technical or other factors; the possibility that results of work will not fulfill expectations and realize the perceived potential of the Company's properties; uncertainties involved in the interpretation of drilling results, modelling, engineering and other analysis; risk of inaccurate estimation of gold resources and reserves; the possibility that the estimated recovery rates and grades may not be achieved as modelled or projected; the possibility that capital and operating costs may be higher than currently estimated and may render operations uneconomic; risk of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in the work program; inherent, unanticipated and unknown risks associated with production activities; the possibility that required permits may not be obtained on a timely manner or at all; changes in interest and currency exchanges rates; local and community impacts and issues; environmental costs and risks; and other factors identified in the Company's SEC filings and its filings with Canadian securities regulatory authorities. Forward-looking statements are based on the beliefs, opinions and expectations of the Company's management at the time they are made, and other than as required by applicable securities laws, the Company does not assume any obligation to update its forward-looking statements if those beliefs, opinions or expectations, or other circumstances, should change.  Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  For the reasons set forth above, investors should not attribute undue certainty to or place undue reliance on forward-looking statements.